UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2024

NextTrip, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in that certain Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2024 (the “Prior 8-K”), on February 15, 2024, NextTrip, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company issued and sold an aggregate of $672,500 of the Company’s securities, consisting of (i) 222,680 restricted shares of Series I Convertible Preferred Stock of the Company (the “Series I Preferred”), and (ii) unregistered warrants (the “Warrants”) to purchase up to 111,340 shares of Company common stock (the “Offering”). Each share of Series I Preferred was sold together with one-half of a Warrant at a combined price of $3.02. The Offering was priced at the “Minimum Price” under Nasdaq Rule 5635(d).

On October 2, 2024, the Company sold an additional 66,225 shares of Series I Preferred at a price of $3.02 per share. On August 15, 2024 and August 30, 2024, the Company had also sold an additional 4,967 and 24,834 shares, respectively, of Series I Preferred at a price of $3.02 per share. The aggregate gross proceeds raised under the additional sales of securities in August and October totaled $290,000. The sales of the foregoing securities, in the aggregate and on as converted basis, exceeded 5% of the Company’s outstanding common stock since its last report, thereby necessitating this disclosure under Item 3.02 of Form 8-K.

The aforementioned securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the securities constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2024	NEXTTRIP, INC.

	By:	/s/ William Kerby
William Kerby
Chief Executive Officer